The Bhirud Funds Inc.
                          THE APEX MID CAP GROWTH  FUND
                                3 Thorndal Circle
                                Darien, CT 06820
                       For Prospectus Call: (877) 289-2739
                 For Shareholder Services Call:  (877) 593-8637

  Statement of Additional Information (SAI) supplement dated August 10, 2005 to the SAI Dated November 30, 2004

1)The following information replaces address found on Page 1.

Apex Mid Cap Growth Fund
C/o Bhirud Funds Inc.
3 Thorndal Circle
Darien, CT 06820

2) The following information replaces the address found in the Paragraph on Page 7 under "Management of the Fund".

"The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below. Unless otherwise specified, the address of each of the following persons is Bhirud Funds Inc., 1266 East Main Street, Stamford, CT 06902. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk."

The above paragraph is replaced with following paragraph:

"The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below. Unless otherwise specified, the address of each of the following persons is Bhirud Funds Inc., 3 Thorndal Circle, Darien, CT 06820. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk."

3) Changes on Page 9 under "Investment Advisory and other Services".

"The Advisor to the Portfolio is Bhirud Associates, Inc., (BAI), a New York corporation with principal offices located at Soundview Plaza, 1266 East Main Street, Stamford, Connecticut 06902. In addition to serving the Portfolio as Advisor, as of July 31, 2004, the Advisor served as an investment advisor to individual accounts having a total value of approximately $1.2 million. The Fund is the only investment company advisory client of the Advisor."

The above paragraph is replaced with following paragraph:

"The Advisor to the Portfolio is Bhirud Associates, Inc., (BAI), a New York corporation with principal offices located at 3 Thorndal Circle, Darien, CT 06820. In addition to serving the Portfolio as Advisor, as of July 31, 2004, the Advisor served as an investment advisor to individual accounts having a total value of approximately $1.2 million. The Fund is the only investment company advisory client of the Advisor."

August 10, 2005
_____________________
Suresh L. Bhirud, President